UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2006

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      1-09848             06-1153720
(State or other jurisdiction   (Commission File No.)     (IRS Employer
     of incorporation)                                 Identification No.)

 9510 Ormsby Station Road, Suite 300
    Louisville, Kentucky                                     40223
(Address of principal executive offices)                  (Zip Code)

                                 (502) 891-1000
                         (Registrant's telephone number,
                              including area code)


                                       N/A

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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         ITEM 8.01.  OTHER EVENTS

         On June 26, 2006, the Company issued a press release announcing that it has signed an agreement to acquire the assets and business operations of a Baptist Home Health Care a Birmingham-based home health agency affiliated with the Baptist Health Care System of Alabama.. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of such press release.


         ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (C) EXHIBITS

                  99.1 Press Release dated June 26, 2006.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ALMOST FAMILY, INC.

Date:  June 27, 2006                     By  /s/ C. Steven Guenthner
                                             -------------------------------
                                                 C. Steven Guenthner
                                                 Senior Vice President and
                                                 Chief Financial Officer



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                                INDEX TO EXHIBITS

Exhibit No.
--------------

99.1   Press release issued by the Company on June 26, 2006.